UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 January 11, 2021

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sansome Street

Suite 730

San Francisco, CA 94104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 11, 2021, SuRo Capital Corp. (the “Company”) issued a press release containing preliminary estimates of its results for the fiscal quarter and year ended December 31, 2020 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information disclosed under this Item 2.02, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01.	Other Events.

Preliminary Estimates and Investment Portfolio Update

On January 11, 2021, the Company disclosed the following information in the Press Release.

Preliminary Estimates of Results for the Three Months and Year Ended December 31, 2020

As previously reported, the Company’s net assets totaled approximately $252.7 million, or $12.46 per share, at September 30, 2020, and approximately $199.9 million, or $11.38 per share as of December 31, 2019. As of December 31, 2020, the Company’s net asset value is estimated to be between $15.00 and $15.50 per share. This range includes a customary discount to the year-end pricing of Palantir Technologies, Inc. public common shares as those shares were subject to certain lock up provisions at year-end.

Investment Portfolio Update

At December 31, 2020, the Company held positions in 27 portfolio companies – all privately-held with the exception of Palantir Technologies, Inc.

During the three months ended December 31, 2020, the Company made the following investments:

Portfolio Company	Investment	Transaction Date	Amount
Blink Health Inc.	Preferred Shares, Series A & Series C	10/27/2020	$10.0 million
Enjoy Technology, Inc.(1)	Convertible Note	11/30/2020	$0.5 million
GreenAcreage Real Estate Corp.(1)	Common Shares	12/29/2020	$1.0 million
Residential Homes For Rent, LLC (d/b/a Second Avenue)	Preferred Shares, Series A	12/23/2020	$1.5 million
Residential Homes For Rent, LLC (d/b/a Second Avenue)	Secured Term Loan	12/23/2020	$3.0 million

(1) Represents a follow-on investment.

During the three months ended December 31, 2020, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain
Palantir Technologies, Inc.(2)	Various	754,738	$10.04	$7.6 million	$5.4 million
Palantir Lending Trust SPV I(3)	Various	N/A	N/A	$8.7 million(4)	$1.0 million(5)
(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of December 31, 2020, the Company holds 4,618,952 public shares of Palantir Technologies, Inc. common stock. Of the remaining common shares of Palantir Technologies, Inc. held by the Company, all are subject to certain lock-up restrictions
(3)	The Palantir Lending Trust SPV I promissory note was initially collateralized with 2,260,000 Class A common shares of Palantir Technologies, Inc. to which the Company retains a beneficial equity upside interest. As of December 31, 2020, 1,312,290 Class A common shares remain in Palantir Lending Trust SPV I, all of which are subject to certain lock-up restrictions.
(4)	As of December 31, 2020, $8.7 million has been received from Palantir Lending Trust SPV I. Of the proceeds received, approximately $6.9 million fully repaid the outstanding principal, approximately $0.8 million was attributed to the accrued guaranteed interest, and $1.0 million was generated by the Equity Participation in Underlying Collateral. As of December 31, 2020, the balance of the loan and all guaranteed interest has been fully repaid.
(5)	The realized gain from the Company’s investment in Palantir Lending Trust SPV I is generated by the proceeds from the sale of a portion of the shares collateralizing the existing promissory note to Palantir Lending Trust SPV I and attributable to the Equity Participation in Underlying Collateral.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its fourth quarter and year end results in early March 2021.

Investor Presentation

In addition, on January 12, 2021, the Company issued an investor presentation (the “Investor Presentation”), which the Company expects to present at an investor conference to be held on January 13, 2021 and January 14, 2021.  A copy of the Investor Presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute "forward-looking statements". The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of the coronavirus (COVID-19) pandemic and any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management's current expectations are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated January 11, 2021*
Exhibit 99.2	Investor Presentation dated January 12, 2021

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary